Offerings - Offering: 1	Nov. 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 64,902,635.10
Fee Rate	0.0087%
Amount of Registration Fee	$ 5,646.53
Offering Note	-